EXHIBIT 10.1

WAIVER OF LIQUIDATED DAMAGES

This Waiver of Liquidated Damages, dated as of July 23, 2004 (this “Waiver”), is being executed and delivered by and among Intrusion Inc., a Delaware corporation (the “Company”), and each of the undersigned holders of the Company’s 5% Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), pursuant to that certain Registration Rights Agreement dated as of March 25, 2004, by and among the Company and the purchasers listed on Exhibit A thereto (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement

RECITALS

A.    Pursuant to the Agreement, the Company has agreed to register for resale certain Registrable Securities on behalf of the undersigned.

B.    Section 8(d) of the Agreement provides that the Company must pay Liquidated Damages to the undersigned if the Registration Statement covering the Registrable Securities is not effective by July 23, 2004.

C.    The undersigned serve as directors of the Company and have agreed to forgo any right to receive Liquidated Damages pursuant to the Agreement.

CONSENT AND WAIVER

1.                                       Each of the undersigned hereby irrevocably waive (i) any right to receive Liquidated Damages under Section 8(d) of the Agreement and (ii) any breach related to the Company’s failure of the Company to pay Liquidated Damages to the undersigned if and when due thereunder.

2.                                       This Waiver is specific as to content and shall not be deemed to waive or modify any provisions of the Purchase Agreement or the Investors’ Rights Agreement by the Company or any of the undersigned, other than as specifically provided herein.

3.                                       This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all of which taken together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

4.                                       This Waiver shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Waiver of Liquidated Damages as of the date first written above.

INTRUSION INC.

By:	/s/ Michael L. Paxton
Michael Paxton
Vice President and Chief Financial Officer

/s/ G. Ward Paxton
G. Ward Paxton

/s/ James F. Gero
James F. Gero